Independent Auditors' Consent

To the Shareholders and Trustees of
Smith Barney Investment Trust:
We consent to the incorporation by reference, with respect to the Funds listed below for the Smith Barney Investment Trust in the Prospectus and Statement of Additional Information, of our
report dated January 12, 2001, on the statement of assets and liabilities, and the related statement of operations, the
statements of changes in net assets, and the financial
highlights for each of the periods described below.  These
financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the
headings "Financial Highlights" in the respective Prospectus and "Auditors" in the respective Statement of Additional
Information.
Fund
Smith Barney Intermediate Maturity	Statement of assets and
liabilities	Year ended November 30, 2000
New York Municipals Fund		Statement of operations
	Year ended November 30, 2000
					Statements of changes in net assets
	Two years ended November 30, 2000
					Financial highlights
	Five years ended November 30, 2000

Smith Barney Intermediate Maturity	Statement of assets and
liabilities 	Year ended November 30, 2000
California Municipals Fund		Statement of operations
	Year ended November 30, 2000
					Statements of changes in net assets
	Two years ended November 30, 2000
					Financial highlights
	Five years ended November 30, 2000

Smith Barney Large Capitalization	Statement of assets and
liabilities	Year ended November 30, 2000
Growth Fund	 		Statement of operations		Year
ended November 30, 2000
					Statements of changes in net assets
	Two years ended November 30, 2000
Financial highlights
	Three years ended November 30, 2000

	and for the
period from August
29, 1997
(commencement
of operations)
to November
30, 1997

Smith Barney Mid Cap Core Fund	Statement of assets and
liabilities	Year ended November 30, 2000
					Statement of operations		Year
ended November 30, 2000
Statements of changes in net assets
	Two
years ended
November 30,
2000
Financial highlights	Two years
ended November
30, 2000 and
for the period
from September
1, 1998
(commencement
of operations)
to November
30, 1998


KPMG LLP


New York, New York
March 23, 2001
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